Exhibit 99.2
1 ECOLAB First Quarter 2025 Supplemental

Cautionary statement Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding macroeconomic conditions and our financial and business performance and prospects, including sales, earnings, special (gains) and charges, raw material costs, margins, pricing, currency translation, productivity, investments and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. In particular, the ultimate results of any restructuring initiative depend on a number of factors, including the development of final plans, the impact of local regulatory requirements regarding employee terminations, the time necessary to develop and implement the restructuring initiatives and the level of success achieved through such actions in improving competitiveness, efficiency and effectiveness. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the impact of economic factors such as the worldwide economy, interest rates, foreign currency risk, reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar, demand uncertainty, supply chain challenges and inflation; the vitality of the markets we serve; exposure to global economic, political and legal risks related to our international operations, including international trade policies, geopolitical instability and the escalation of armed conflicts; our ability to successfully execute organizational change and management transitions; information technology infrastructure failures or breaches in data security; difficulty in procuring raw materials or fluctuations in raw material costs; our increasing reliance on artificial intelligence technologies in our products, services and operations; the occurrence of severe public health outbreaks not limited to COVID-19; our ability to acquire complementary businesses and to effectively integrate such businesses; our ability to execute key business initiatives; our ability to successfully compete with respect to value, innovation and customer support; the costs and effect of complying with laws and regulations; the occurrence of litigation or claims, including class action lawsuits; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Expect to deliver continued 12-15% EPS growth 3 Solid organic sales growth Strong organic OI margin expansion, confident in delivering 20% margin target Reported diluted EPS $1.41; Adjusted diluted EPS $1.50, +12% Continue to expect 12-15% EPS growth in 2025 and beyond ▪ Reported sales -2%, including a 2% unfavorable impact from the sale of the global surgical solutions business and a 2% unfavorable impact from currency translation ▪ Organic sales +3%, with continued strong growth in the Institutional & Specialty, Pest Elimination, and Life Sciences segments. Water delivered solid growth, overcoming industrial end market trends that softened during the quarter ▪ Reported OI +7%, Organic OI +17% ▪ Reported OI margin 15.0%. Organic OI margin 16.0%, +190 bps as value pricing and improved productivity more than offset growth-oriented investments in the business ▪ Delivered another strong quarter of double-digit EPS growth ▪ Continued value pricing, volume growth, and productivity improvements more than offset end market demand that softened during the quarter ▪ 2025: Continue to expect full year 2025 adjusted diluted earnings per share in the $7.42 to $7.62 range, +12% to 15% versus last year. Ecolab expects to overcome the unpredictable operating environment through strong new business wins, value and surcharge pricing, and improved productivity. ▪ 2Q 2025: Expect second quarter 2025 adjusted diluted earnings per share in the $1.84 to $1.94 range, +10% to 15%

1Q overview



Sales

- **Solid performance with reported sales -2% and organic sales +3%**
  - Volume +1%, as continued good new business and breakthrough innovation overcame softer end market demand
  - Pricing +2%, supported by ongoing customer value delivery
- **Organic growth led by Institutional & Specialty, Pest Elimination, and Life Sciences**
  - Water +2%, as continued solid growth in Light & Heavy and Food & Beverage was partially offset by stable Paper sales
  - Institutional & Specialty remained strong at +4%, reflecting 5% growth in the legacy Institutional business and modestly lower healthcare sales
  - Pest Elimination +5%
  - Life Sciences +5%



EPS

- **Reported diluted EPS $1.41**
- **Adjusted diluted EPS $1.50, +12%**
  - Delivered another strong quarter of double-digit EPS growth. Continued value pricing, volume growth, and productivity improvements more than offset end market demand that softened during the quarter

ECOLAB

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Expect strong 2Q and 2025 performance 2Q 2025 ▪ Ecolab expects second quarter 2025 adjusted diluted earnings per share in the $1.84 to $1.94 range, rising 10% to 15% compared with adjusted diluted earnings per share of $1.68 a year ago. ▪ Secular growth trends in water, hygiene, and infection prevention continue to fuel resilient, long-term demand for Ecolab’s innovative technologies and services. Momentum in new growth verticals across digital, data centers, microelectronics, and life sciences is expected to continue. ▪ In the near-term, the global operating environment remains unpredictable, characterized by soft end market demand and impacts from rapidly changing international trade policy. Importantly, with these current macroeconomic assumptions, Ecolab’s expectations for 2025 earnings remain unchanged. The company is making proactive and strategically consistent adjustments to its delivery path, overcoming the unpredictable operating environment. Ecolab expects to outperform its end markets by converting strong new business wins, which leverage the company’s One Ecolab growth initiative and its record innovation pipeline. The company is also well prepared to manage through the dynamic international trade environment given the strength of Ecolab’s world class supply chain, its ‘local for local’ production model, and its recently announced trade surcharge. ▪ Ecolab continues to expect full year 2025 adjusted diluted earnings per share in the $7.42 to $7.62 range, rising 12% to 15% compared with adjusted diluted earnings per share of $6.65 in 2024. 5

1Q 2025 sales growth detail 6 Amounts in the tables above may reflect rounding. Fixed Rate Organic % Change % Change Global Water Consolidated Light & Heavy 4% 3% Volume 1% Food & Beverage 2% 2% Pricing 2% Paper 0% 0% Organic 3% Total Global Water 3% 2% Acq./Div. -2% Fixed currency growth 1% Global Institutional & Specialty Currency impact -2% Institutional -5% 4% Total -2% Specialty 3% 3% Total Global Institutional & Specialty -3% 4% Global Pest Elimination 7% 5% Global Life Sciences 5% 5% Total 1% 3% % Change

7 Sales +3% Light & Heavy All sales figures are organic unless otherwise noted Global Water Segment Q2: Expect solid sales growth as continued double-digit growth in high tech more than offsets softer demand across industrial end markets. ▪ Solid growth in light and heavy. reflected accelerating double-digit growth in high tech and solid gains in manufacturing and downstream, which more than offset slightly lower sales in basic industries o Manufacturing: Solid growth was driven by continued good momentum in food & beverage, leveraging our One Ecolab enterprise selling strategy. o Basic industries: Slightly lower sales reflected solid growth in chemicals which was more than offset by modestly lower sales in primary metals and power. Good new business wins are helping to overcome continued soft end market trends. o High tech: Continued strong double-digit sales growth accelerated as we drove attractive share gains from our innovative cooling technologies for data centers and circular water programs for microelectronics. o Downstream: Growth reflected good gains in North America and Europe, which was partially offset by softer sales in other international regions. ▪ The impact of increasing water demand, its growing quality and availability issues, and the resulting rising costs continue to be a critical issue for our customers, and one that Ecolab is uniquely positioned to help them solve. Our innovative circular water solutions, digital technologies, and service expertise help our customers improve their performance, significantly reduce water consumption, and meet their sustainability objectives.

8 Sales 0% Paper All sales figures are organic unless otherwise noted Global Water Segment Sales +2% Food & Beverage Q2: Expect modestly lower sales as new business wins are offset by continued soft customer production rates. ▪ Stable sales reflected new business wins that were offset by softer customer production rates. ▪ Solid growth in tissue & towel was offset by softer demand in packaging. ▪ Continued new business wins are being driven by new innovation and our global service expertise, which help our customers improve their performance, optimize their costs, and reduce their water consumption. Q2: Anticipate modest sales growth as continued value pricing and improved new business wins overcome continued soft end market demand. ▪ Organic sales grew modestly as continued value pricing and new business wins overcame end market demand that softened further during the quarter. Growth was led by good gains in beverage & brewing and food, partially offset by softer dairy and protein sales. ▪ Regionally, good growth in Asia Pacific and Latin America overcame stable sales in North America and Europe, and softer sales in IMEA. ▪ We continue to benefit from our One Ecolab enterprise selling approach to customers, where we combine our industry-leading cleaning and sanitizing and water treatment capabilities to deliver significant customer value through improved food safety, lower operating costs and water usage optimization.

9 Sales +4% Institutional Sales +3% Specialty All sales figures are organic unless otherwise noted Global Institutional & Specialty Segment Q2: We expect continued strong growth in restaurants and lodging, partially offset by modestly lower healthcare sales. ▪ Beginning in the first quarter, Ecolab’s healthcare business is being reported within the Institutional division. As expected, first quarter performance reflected 5% organic growth in the legacy Institutional business and a modest decline in healthcare sales. As we further integrate Institutional and healthcare, we will be reporting performance solely on a consolidated basis. ▪ Restaurants and lodging: Strong growth continues to be driven by value pricing and attractive new business wins from our One Ecolab growth initiative. These strong gains continue to outperform soft end market trends as customers leverage our innovative products and service expertise that help improve performance, optimize labor, and reduce total costs. ▪ Healthcare: Modestly lower organic sales reflected continued non-strategic, low margin business exits, which were partially offset by good value pricing. Our new business efforts are focused on attractive long-term growth opportunities in the infection prevention and instrument reprocessing areas to drive profitable long-term growth. ▪ We remain focused on capitalizing on our attractive long-term growth opportunities, maximizing service effectiveness, and leveraging investments in digital technology to deliver enhanced customer value and improved productivity, and attractive new business wins for Ecolab. Q2: Expect solid sales growth as continued strong underlying growth is partially offset by non-strategic, low margin business exits. ▪ As expected, Specialty delivered strong underlying sales growth, which was partially offset by a 4% unfavorable impact from previously disclosed non-strategic, low margin business exits. Strong underlying performance continued to outperform softer market trends and comparisons to last year’s strong 10% growth. o Quick Service: Attractive sales growth continues to be driven by new business and our ongoing product and program innovation that delivers leading food safety outcomes, labor optimization, and lower total operating costs. Demand across the quick service industry for our labor optimization technologies continue to build momentum, which we are uniquely positioned to capture. o Food Retail: Sales grew reflecting new business and value pricing. As a trusted global partner for retailers, we continue to expand our competitive differentiation by helping our customers improve their customer experience, protect their food, and optimize their operational performance.

10 Sales +5% Pest Elimination All sales figures are organic unless otherwise noted Global Pest Elimination Segment ▪ Good organic sales growth reflected gains across food & beverage, restaurants, and hospitality, which more than offset slightly softer performance in food retail. ▪ To fuel continued strong long-term growth and market share gains, our focus is on rapidly accelerating the rollout of our digital pest intelligence program to provide customers with enhanced service and value. This leading digital offering, along with our high service levels, are expanding the total value delivered to customers, extending our competitive advantages, and enhancing our long-term growth opportunities. Q2: Expect good growth, benefiting from new customer wins as we leverage our investments in pest intelligence.

11 Sales +5% Life Sciences All sales figures are organic unless otherwise noted Global Life Sciences Segment ▪ Solid sales growth reflected continued good new business wins that leverage our innovation, investments in new capabilities, and progressively improving industry trends. ▪ The long-term growth opportunities for the Life Sciences industry are very attractive. We continue to invest and innovate to further expand our global capabilities and technical expertise across contamination control and purification technologies including bioprocessing to capitalize on this long-term growth opportunity. Q2: Expect continued solid growth driven by good business momentum and progressively improving industry trends.

Segment operating income performance

($ millions – fixed currency, unaudited)

Global Water	1Q 2025	1Q 2024	Change
Operating income	**$260.0**	$243.6	7%
Operating income margin	***14.4%***	*13.9%*	50 bps
Organic operating income	**$257.9**	$244.9	5%
Organic operating income margin	***14.5%***	*14.0%*	50 bps

- Organic operating income margin expanded 50 bps versus last year as solid sales growth more than offset growth-oriented investments in the business.

Global Institutional & Specialty	1Q 2025	1Q 2024	Change
Operating income	**$298.6**	$257.4	16%
Operating income margin	***21.2%***	*17.8%*	340 bps
Organic operating income	**$298.6**	$234.8	27%
Organic operating income margin	***21.2%***	*17.3%*	390 bps

- Organic operating income margin expanded 390 bps versus last year reflecting strong sales growth and lower supply chain costs.

Global Pest Elimination	1Q 2025	1Q 2024	Change
Operating income	**$46.1**	$46.5	(1%)
Operating income margin	***16.6%***	*17.9%*	-130 bps
Organic operating income	**$46.1**	$46.5	(1%)
Organic operating income margin	***16.8%***	*17.9%*	-110 bps

- As expected, organic operating income margin decreased 110 bps versus last year as good sales growth was offset by growth-oriented investments in the business, including pest intelligence

Global Life Sciences	1Q 2025	1Q 2024	Change
Operating income	**$25.2**	$19.3	31%
Operating income margin	***15.1%***	*12.1%*	300 bps
Organic operating income	**$25.2**	$19.3	31%
Organic operating income margin	***15.1%***	*12.1%*	300 bps

- Organic operating income margin expanded 300 bps versus last year driven by solid sales growth and lower supply chain costs.

ECOLAB®

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Consolidated margin performance ▪ Gross margin expanded significantly, reflecting strong value pricing. ▪ SG&A to sales improved as good productivity gains more than offset growth-oriented investments in the business. ▪ Operating margin expanded value pricing and improved productivity more than offset growth-oriented investments in the business. Gross Margin SG&A Operating Margin 13 $ millions, unaudited 1Q 2025 1Q 2024 Change Gross profit $1,634.8 $1,623.8 1% Gross margin 44.2% 43.3% 90 bps Adjusted gross profit $1,639.6 $1,625.4 1% Adjusted gross margin 44.4% 43.3% 110 bps SG&A $1,050.0 $1,077.7 -3% % of Sales 28.4% 28.7% -30 bps Reported operating income $555.3 $517.9 7% Reported operating income margin 15.0% 13.8% 120 bps Adj. fixed currency operating income $581.4 $517.9 12% Adj. fixed currency operating income margin 15.9% 14.3% 160 bps Organic operating income $579.3 $496.6 17% Organic operating income margin 16.0% 14.1% 190 bps

Balance sheet / cash flow * EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. 14 Summary Balance Sheet (millions, unaudited) 2025 2024 (millions, unaudited) 2025 2024 Cash and cash eq. $1,162.6 $479.9 Short-term debt $614.2 $11.3 Accounts receivable, net 2,857.1 2,786.6 Accounts payable 1,765.6 1,607.1 Inventories 1,547.2 1,565.9 Other current liabilities 2,229.4 2,082.7 Other current assets 514.2 379.3 Long-term debt 6,997.6 7,528.6 PP&E, net 3,775.8 3,451.1 Pension/Postretirement 590.2 640.4 Goodwill and intangibles 11,093.2 11,525.0 Other liabilities 1,265.7 1,202.8 Other assets 1,416.3 1,110.7 Total equity 8,903.7 8,225.6 Total assets $22,366.4 $21,298.5 Total liab. and equity $22,366.4 $21,298.5 Selected Cash Flow items (millions, unaudited) 2025 2024 (unaudited) 2025 2024 Cash from op. activities $369.4 $649.4 Total Debt/Total Capital 46.1% 47.8% Depreciation 161.2 157.0 Net Debt/Total Capital 42.0% 46.2% Amortization 74.9 77.8 Net Debt/EBITDA(*) 1.7 2.2 Capital expenditures 237.9 201.5 Net Debt/Adjusted EBITDA(*) 1.8 2.2 March 31 March 31 Three Months Ended Selected Balance Sheet measures March 31 March 31

Non-GAAP financial measures 15 (millions, except percent and per share) Net sales Reported GAAP net sales $3,695.0 $3,751.9 Effect of foreign currency translation (42.9) (130.4) Non-GAAP fixed currency sales 3,652.1 3,621.5 Effect of acquisitions and divestitures (26.1) (103.3) Non-GAAP organic sales $3,626.0 $3,518.2 Cost of sales Reported GAAP cost of sales $2,060.2 $2,128.1 Special (gains) and charges 4.8 1.6 Non-GAAP adjusted cost of sales $2,055.4 $2,126.5 Gross profit Reported GAAP gross profit $1,634.8 $1,623.8 Special (gains) and charges 4.8 1.6 Non-GAAP adjusted gross profit $1,639.6 $1,625.4 Gross margin Reported GAAP gross margin 44.2% 43.3 % Non-GAAP adjusted gross margin 44.4% 43.3 % First Quarter Ended March 31 2025 2024

Non-GAAP financial measures 16 (millions, except percent and per share) Operating income Reported GAAP operating income $555.3 $517.9 Special (gains) and charges at public currency rates 34.3 29.8 Non-GAAP adjusted operating income 589.6 547.7 Effect of foreign currency translation (8.2) (29.8) Non-GAAP adjusted fixed currency operating income 581.4 517.9 Effect of acquisitions and divestitures (2.1) (21.3) Non-GAAP organic operating income $579.3 $496.6 Operating income margin Reported GAAP operating income margin 15.0% 13.8 % Non-GAAP adjusted fixed currency operating income margin 15.9% 14.3 % Non-GAAP organic operating income margin 16.0% 14.1 % Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $402.5 $412.1 Special (gains) and charges, after tax 25.1 23.1 Discrete tax net expense (benefit) (0.5) (48.2) Non-GAAP adjusted net income attributable to Ecolab $427.1 $387.0 March 31 2025 2024 First Quarter Ended

Non-GAAP financial measures 17 (millions, except percent and per share) Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $1.41 $1.43 Special (gains) and charges, after tax 0.09 0.08 Discrete tax net expense (benefit) 0.00 (0.17) Non-GAAP adjusted diluted EPS $1.50 $1.34 Provision for Income Taxes Reported GAAP tax rate 20.3% 9.2 % Special gains and charges 0.4 0.8 Discrete tax items 0.1 9.9 Non-GAAP adjusted tax rate 20.8% 19.9 % First Quarter Ended March 31 2025 2024

Non-GAAP financial measures 18 EBITDA (trailing twelve months ended) Net income including non-controlling interest $2,121.8 $1,571.5 Provision for income taxes 500.5 352.4 Interest expense, net 269.2 294.1 Depreciation 639.1 615.0 Amortization 297.6 309.1 EBITDA $3,828.2 $3,142.1 Special (gains) and charges impacting EBITDA (179.1) 136.0 Adjusted EBITDA $3,649.1 $3,278.1 First Quarter Ended March 31 2025 2024

Non-GAAP financial measures 19 (millions) Fixed Currency Impact of Acquisitions and Divestitures Organic Fixed Currency Impact of Acquisitions and Divestitures Organic Net Sales Global Water $1,800.5 ($21.3) $1,779.2 $1,755.0 ($11.8) $1,743.2 Global Institutional & Specialty 1,406.5 (0.4) 1,406.1 1,446.9 (91.5) 1,355.4 Global Pest Elimination 278.1 (4.4) 273.7 260.3 - 260.3 Global Life Sciences 167.0 - 167.0 159.3 - 159.3 Subtotal at fixed currency rates 3,652.1 (26.1) 3,626.0 3,621.5 (103.3) 3,518.2 Currency impact 42.9 130.4 Consolidated reported GAAP net sales $3,695.0 $3,751.9 Operating Income (loss) Global Water $260.0 ($2.1) $257.9 $243.6 $1.3 $244.9 Global Institutional & Specialty 298.6 - 298.6 257.4 (22.6) 234.8 Global Pest Elimination 46.1 - 46.1 46.5 - 46.5 Global Life Sciences 25.2 - 25.2 19.3 - 19.3 Corporate (48.5) - (48.5) (48.9) - (48.9) Subtotal at fixed currency rates 581.4 (2.1) 579.3 517.9 (21.3) 496.6 Special (gains) and charges at fixed currency rates 34.0 29.9 Reported OI at fixed currency rates 547.4 488.0 Currency impact 7.9 29.9 Consolidated reported GAAP operating income $555.3 $517.9 2025 2024

20 Non-GAAP Financial Information: This communication and certain of the accompanying tables include financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures include: • fixed currency sales • organic sales • adjusted cost of sales • adjusted gross profit • adjusted gross margin • fixed currency operating income • adjusted operating income • adjusted fixed currency operating income • adjusted fixed currency operating income margin • organic operating income • organic operating income margin • adjusted tax rate • adjusted net income attributable to Ecolab • adjusted diluted earnings per share • EBITDA • Adjusted EBITDA We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results. Non-GAAP financial information

21 Non-GAAP Financial Information (Continued): Our non-GAAP financial measures for adjusted cost of sales, adjusted gross margin, adjusted gross profit and adjusted operating income exclude the impact of special (gains) and charges and our non-GAAP financial measures for adjusted tax rate, adjusted net income attributable to Ecolab and adjusted diluted earnings per share further exclude the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs and/or income associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. EBITDA is defined as the sum of net income including non-controlling interest, provision for income taxes, net interest expense, depreciation and amortization, and adjusted EBITDA further adds special (gains) and charges impacting EBITDA. EBITDA and adjusted EBITDA are used in our net debt to EBITDA and net debt to adjusted EBITDA ratios, which we view as important indicators of the operational and financial health of our organization. We evaluate the performance of our international operations based on fixed currency rates of foreign exchange, which eliminate the translation impact of exchange rate fluctuations on our international results. Fixed currency amounts included in this release are based on translation into U.S. dollars at the fixed foreign currency exchange rates established by management at the beginning of 2024. We also provide our segment results based on public currency rates for informational purposes. Our reportable segments do not include the impact of intangible asset amortization from the Nalco and Purolite transactions or the impact of special (gains) and charges as these are not allocated to the Company’s reportable segments. Our non-GAAP financial measures for organic sales, organic operating income and organic operating income margin are at fixed currency and exclude the impact of special (gains) and charges, the results of our acquired businesses from the first twelve months post acquisition and the results of divested businesses from the twelve months prior to divestiture. Further, due to the sale of the global surgical solutions business on August 1, 2024, we have excluded the results of the business for the three-month period ended March 31, 2024, from these organic measures for to remain comparable to the corresponding periods in 2025. In addition, as part of the separation of ChampionX in 2020, we continue to provide certain products to ChampionX, which are recorded in product and equipment sales in the Global Water segment along with the related cost of sales. These transactions are removed from the consolidated results as part of the calculation of the impact of acquisitions and divestitures. These non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Investors should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the GAAP measures included in this news release. Reconciliations of our non-GAAP measures are included in the following “Non-GAAP Financial Measures” tables of this communication. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this news release) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share and the reported tax rate, the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share and the adjusted tax rate. For the same reasons, we are unable to address the probable significance of the unavailable information. Non-GAAP financial information (cont.)